Exhibit 99.1

0 0 ANALYST PRESENTATION July 2021

1 1 Disclaimer This presentation (this “Presentation”) was prepared for use by Roman DBDR Tech Acquisition Corp . (“Roman DBDR”) and CompoSecure Holdings, L . L . C . (the “Company,” “CompoSecure,” “we” or “our”) in connection with their proposed business combination (the “Proposed Transaction”) . This Presentation is for informational purposes only and is being provided to assist in evaluating the Proposed Transaction . The information in this Presentation and any oral statements made in connection with this Presentation is subject to change and is not intended to be all - inclusive or to contain all the information that a person may desire in considering the Proposed Transaction and is not intended to form the basis of any investment decisions . This Presentation does not constitute either advice or a recommendation regarding any securities . You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in connection with the Proposed Transaction . This Presentation and any oral statements made in connection with this Presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Transaction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions . This Presentation and any oral statements made in connection with this Presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Transaction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions . This communication is restricted by law ; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation . Forward - Looking Statements This Presentation may contain certain “forward - looking statements” within the meaning of the federal securities laws . Statements included in this Presentation that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements include, but are not limited to statements regarding Roman DBDR’s or CompoSecure’s expectations, hopes, beliefs, intentions or strategies regarding the future, including, without limitation, statements regarding : (i) the ability of Roman DBDR and CompoSecure to complete the Propose Transaction, (ii) the size, demand and growth potential of the markets for CompoSecure’s products and CompoSecure’s ability to serve those markets, (iii) the degree of market acceptance and adoption of CompoSecure’s products, (iv) CompoSecure’s ability to develop innovative products and compete with other companies engaged in the financial services and technology industry and the timing of the Arculus launch and (v) CompoSecure’s ability to attract and retain clients . In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of CompoSecure’s and Roman DBDR’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, a prediction or a definitive statement of fact or probability . Neither Roman DBDR nor CompoSecure gives any assurance that either Roman DBDR or CompoSecure will achieve its expectations . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of CompoSecure and Roman DBDR . These forward - looking statements involve a number of risks, uncertainties (some of which are beyond Roman DBDR’s and CompoSecure’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements . These factors include, among others : the inability to complete the Proposed Transaction ; the inability to recognize the anticipated benefits of the Proposed Transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions ; and costs related to the Proposed Transaction . You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement on Schedule 14 A (the “Proxy Statement”) relating to the Proposed Transaction, which is expected to be filed by Roman DBDR with the U . S . Securities and Exchange Commission (the “SEC”) and other documents filed by Roman DBDR from time to time with the SEC . These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that none of Roman DBDR or CompoSecure presently know or that Roman DBDR or CompoSecure currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Roman DBDR’s and CompoSecure’s expectations, plans or forecasts of future events and views as of the date of this Presentation . Roman DBDR and CompoSecure anticipate that subsequent events and developments will cause Roman DBDR’s and CompoSecure’s assessments to change . However, while Roman DBDR and CompoSecure may elect to update these forward - looking statements at some point in the future, Roman DBDR and CompoSecure specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Roman DBDR’s and CompoSecure’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . Certain market data information in this Presentation is based on the estimates of CompoSecure and Roman DBDR management . Use of Projections and Illustrative Presentations The financial projections, estimates, targets and illustrative presentations contained herein are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s control . While all financial projections, estimates, targets and illustrative presentations are necessarily speculative, the Company believes that the preparation of prospective or illustrative financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, target or illustrative presentation extends from the date of preparation . The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets . The inclusion of financial projections, estimates, targets and illustrative presentations in this Presentation should not be regarded as an indication that the Company, or their representatives, considered or consider the financial projections, estimates, targets and illustrative presentation to be a reliable predictions of future events . Further, illustrative presentations are not necessarily based on management projections, estimates, expectations or targets but are presented for illustrative purposes only . No representation, express or implied, is or will be given by the Company or its affiliates and advisors as to the accuracy or completeness of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Proposed Transaction . This Presentation shall not be deemed an indication of the state of affairs of the Company nor shall it constitute an indication that there has been no change in the business or affairs of the Company since the date hereof . Use of Data This Presentation contains statistical data, estimates and forecasts that have been provided by CompoSecure and/or are based on independent industry publications or other publicly available information, as well as other information based on CompoSecure’s internal sources . This information involves many assumptions and limitations and you are cautioned not to give undue weight to these estimates . Accordingly, none of Roman DBDR, CompoSecure nor their respective affiliates and advisors makes any representations as to the accuracy or completeness of these data . Use of Non - GAAP Financial Metrics This Presentation includes certain non - GAAP financial measures (including on a forward - looking basis) such as Adjusted EBITDA, Adjusted EBITDA Margin, and PF Adjusted EBITDA Margin . These non - GAAP measures are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP . CompoSecure’s management uses forward - looking non - GAAP measures to evaluate CompoSecure’s projected financials and operating performance . However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in CompoSecure’s financial measures . In addition, other companies may calculate non - GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, CompoSecure’s non - GAAP measures may not be directly comparable to similarly titled measures of other companies . Furthermore, the non - GAAP measures presented in this Presentation may not be presented in future SEC filings by Roman DBDR or the combined company . See the Appendix for a description of these non - GAAP financial measures and a reconciliation of the historic measures to the Company’s most comparable GAAP financial measures . Note however, that to the extent forward looking non - GAAP financial measures are provided herein, they are not reconciled to comparable forward - looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation . Financial Information The historic financial information respecting CompoSecure contained in this Presentation has been taken from or prepared based on the historical financial statements of CompoSecure for the periods presented . An audit of such financial statements in accordance with the standards of the U . S . Public Company Accounting Oversight Board is in process and will be included in any registration statement/ proxy statement related to the Proposed Transaction . Intellectual Property Rights All rights to the trademarks, copyrights, logos and other intellectual property depicted herein belong to their respective owners and the use hereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property . Solely for convenience, servicemarks, trademarks and trade names referred to in this Presentation may appear with the ®, sm or TM symbols, but such references are not intended to indicate, in any way, that the company names and logos are trademarks or registered trademarks of Roman DBDR or CompoSecure . Additional Information and Where to Find It This communication relates to the Proposed Transaction between Roman DBDR and CompoSecure. In connection with the Proposed Transaction, Roman DBDR intends to file relevant materials with the SEC, including the Proxy Statement. This communication is not a substitute for the Proxy Statement or for any other document that Roman DBDR may file with the SEC or send to Roman DBDR’s stockholders in connection with the Proposed Transaction. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF ROMAN DBDR ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROMAN DBDR, COMPOSECURE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by Roman DBDR through the website maintained by the SEC at http://www.sec.gov. The documents filed by Roman DBDR with the SEC also may be obtained free of charge upon written request to Roman DBDR at 2877 Paradise Rd., # 702, Las Vegas, Nevada 89109. Participants in the Solicitation Roman DBDR and CompoSecure and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transaction . Information regarding such directors and executive officers, including a description of their interests, by security holdings or otherwise, in the Proposed Transaction will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction . Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions . These documents, when available, can be obtained free of charge as described in the preceding paragraph .

2 2 Table of Contents Section Pages Investment Highlights and Team Overview 3 - 12 Company Overview: CompoSecure Metal Payment Cards 13 - 34 Growth Execution Plan: Arculus Ecosystem 35 - 51 Business Update 52 - 54 Financial Overview 55 - 61 Transaction Overview 62 - 65 Appendix 66 - 85

3 3 INVESTMENT HIGHLIGHTS AND TEAM OVERVIEW

4 2 4 Transaction Overview 1 Includes impact of all 5.789mm founder shares vesting at close 2 Based on the midpoint of range of management projections. Please see Financial Overview section 3 Existing CompoSecure shareholders may receive 7.5mm earnout shares. 3.75mm shares are earned if the VWAP is at least $15.00 over any 20 trading days within any 30 - trading day period during the first 36 months; another 3.75mm shares are earned if the VWAP is at least $20.00 over any 20 trading days within any 30 - trading day period during the first 48 months TRANSACTION STRUCTURE Roman DBDR Tech Acquisition Corp. (“Roman”) has proposed to enter into a business combination with CompoSecure, a high - growth, profitable technology company focused on innovative payments, security, and cryptocurrency solutions $130 million in targeted convertible unsecured notes and $45 million in targeted equity Closing expected in early Q3 2021 , subject to customary regulatory approvals and Roman shareholder approval VALUATION Transaction implies a pro forma enterprise value of approximately $1.2 billion 1 Implied valuation multiples 2 : - 4.2x 2021E Net Revenue - 3.4x 2022E Net Revenue (11.5x 2022E Adj. EBITDA) Significant investment opportunity – projected 53% Net Revenue CAGR ’21E – ’25E Current shareholders of CompoSecure to maintain approximately 60% pro forma ownership 3 CAPITAL STRUCTURE Anticipated net leverage at close of ~2x trailing Adj. EBITDA (excluding new 5 - year convertible unsecured notes) Roman DBDR believes CompoSecure represents a unique opportunity to transform the payments ecosystem and unlock significant value by enabling mass adoption of digital assets across industries

Presenters



Dr. Don Basile, PhD

Chairman & Co-CEO, Roman DBDR

- 20+ years of technology industry experience across
- Executive, investor or board member in 30+ Silicon Valley growth companies
- Former CEO, Co-Founder and Director of two leading data storage companies which both completed IPOs on NYSE



Jon Wilk

Chief Executive Officer, CompoSecure

- 20+ years of industry experience
- Former Head of Product and Chief Marketing Officer for JPMorgan Chase Consumer Bank
- Former President of Paychoice, a leading SaaS-based payroll company (sold to Sage in October 2014)



Timothy Fitzsimmons

Chief Financial Officer, CompoSecure

- 30+ years of experience in accounting and finance
- Started his own consulting firm, Your CFO & Controller, providing a range of financial services



Adam Lowe, PhD

Chief Innovation Officer, CompoSecure

- 10+ years of experience in security and technology industry
- PhD and MBA from Cornell
- Former group leader of Innovation Development Team at SRC Inc.

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6 6 1 Key DCM Investments 2 Prior Board Involvement Tech Industry Veterans with Extensive Operating and Investing Experience Year Partnership 20+ Years of Tech Industry Experience, with Expertise in Data Storage, Security and Blockchain 45+ Successful IPOs/ Sale Processes Multiple Dr. Don Basile, PhD Chairman and Co - Chief Executive Officer Dixon Doll, Jr. Co - Chief Executive Officer John Small Chief Financial Officer The picture can't be displayed. James Nelson Alan Clingman Paul Misir Arun Abraham 1 1 1 2 2 First - Class Board of Directors 2 Dixon Doll Senior Director 20+ years of technology industry experience across software, hardware, IT, telecom and private equity Executive, investor or board member in 30+ Silicon Valley growth companies Former CEO and Chairman of DBM Cloud Systems, a pioneer in data management software Former COO and Director of Violin Memory, a flash - memory storage maker 20+ years of experience in investment management COO of Diamond Standard, creator of blockchain tokenized coins Former CFO of Viggle 35+ years of experience influencing entrepreneurs, investors and executives in communications, internet and other technology industries Co - Founder of DCM Ventures and Accel Partners (Telecom vertical) CEO & Chairman, Global Net Lease (NYSE: GNL) 2

7 5 7 Key Investment Highlights Category Leader of Next - Gen Payment Technology, Security, and Cryptocurrency Solutions “Massive” TAM across markets including payments, cryptocurrency and digital assets Premier payments technology and security provider coupled with highly scaled, advanced manufacturing capability Trusted, highly embedded blue chip customer relationships with leading financial institutions and FinTechs, having produced nearly 100 million metal payment cards Platform uniquely positioned to capitalize on fragmented markets in digital assets Compelling financial profile with superior growth, attractive margins, and high cash flow

Unlocking Value Through Partnership with Roman DBDR

CompoSecure — security | innovation | durability

ROMAN DBDR

Key CompoSecure differentiators

- ✓ Payments and security
- ✓ Proprietary, highly scaled manufacturing
- ✓ Significant base of growing, profitable revenue
- ✓ IP and patents
- ✓ Three-factor authentication
- ✓ Air-gapped hardware wallet
- ✓ Containerized blockchain infrastructure
- ✓ Integrated fiat-to-crypto and crypto-to-crypto services
- ✓ Cash flow fully funds organic growth

\+

Existing relationships and initial discussions across:

- ✓ Blockchain
- ✓ Insurance
- ✓ Governmental
- ✓ Cryptocurrency
- ✓ Exchanges
- ✓ Telecommunications
- ✓ Digital Banking

=



ARCULUS Ecosystem
Cash App $38B[2]
bakkt $2B[1]
venmo $20B[2]
chime $15B[3]
stripe $36B[3]
afterpay $39B[1]
coinbase $8B[3]
kraken $4B[4]
honey $4B[3]
Robinhood $12B[3]

[1] Diluted market capitalizations sourced from FactSet as of February 15, 2021 (except for Bakkt, which pertains to the IPO value)
[2] Based on sum-of-the-parts valuation of parent company by broker research
[3] Sourced from Pitchbook
[4] Sourced from Coindesk

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9 9 Hardware Infrastructure Apps & Services 3 rd Party Apps & Services Hardware Infrastructure Apps & Services 3 rd Party Apps & Services Ecosystem Ecosystem Cryptocurrency eGaming Warranty & Insurance Digital assets Building Digital Assets Ecosystem from Foundation in Superior Hardware

Convergence of Two Massive Market Opportunities

Payment Card Market Opportunity[1]



14 billion Payment Cards in Circulation Worldwide
Total Addressable Market
~4 billion payment cards issued worldwide annually
~22mm
CompoSecure Metal Card Sales Volume (2021E)

Metal cards are rapidly growing in popularity, but still only represent ~0.5% of the annual addressable market and ~0.15% of the total cards in circulation

Explosive Growth in Crypto Asset Class[2]



$5.5tn
~8x in 8 years
$0.7tn
2020A
2027E

Source: Verified Market Research's *Cryptocurrency Market Size and Forecast*

Massive growth in Crypto asset class will require solutions to securely store and access digital assets seamlessly

Industry Trends Create Strong Tailwinds:

Contactless / Tap-to-Pay

Security & Fraud

Crypto / Blockchain

[1] Edgar, Dunn & Company. 2019 Metal Cards Market Sizing and Consumer Research Report. "Total Addressable Market" is defined here as the estimated subset of payment cards issued globally in 2021 for which there is demand and viability for metal payment cards. The figure assumes a two-year replacement cycle to estimate annual issuance volumes

[2] *Global Cryptocurrency Market Size By End User, By Type, By Component, By Process, By Geographic Scope And Forecast* (Verified Market Research, 2018)

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11 11 Cryptocurrency is a Burgeoning Asset Class Requiring Bespoke Solutions 1 Source: Coinmarketcap.com; average daily volume for January 2021; 2 Verified Market Research; 3 Blockchain.com historical data and management estimates; 4 Mordor Intelligence and management estimates”; 5 January 2016 - January 2021. Source: Glassnode.com; 6 January 2021. Source: Glassnode.com Financial Services Payments & Infrastructure Cold & Hot Wallets Digitization of Other Assets Secure transaction enablement Ecosystem Cryptocurrency – transaction revenue

12 12 Robust Growth from Substantial Base of Revenue and Profitability $261 $480 $612 $485 $1,577 2020A 2025E Metal Payment Card Solutions Crypto & Arculus Payments Solutions Digital Assets, eGaming & Insurance $116 $586 2020A 2025E Source: Management estimates Net Revenue by Solution ($mm) Adjusted EBITDA ($mm)

13 13

14 14 CompoSecure at a Glance Leading Developer of New, Highly Differentiated Payment and Cold - Storage Products 1 Figures reflect midpoint of 2021E estimate ranges for net revenue ($276mm - $296mm) and Adj. EBITDA ($95mm - $110mm) 2 CAGR calculated using the midpoint of 2021E net revenue estimate range ($276mm - $296mm) and 2025E projection ($1,577mm) 3 Revenue - weighted average client tenure 4 Arculus Ecosystem includes Cryptocurrency Solutions, Digital Assets & eGaming, Arculus Payments, and Warranty & Insurance seg men ts ~22mm 2021E Metal Card Sales Volume 30 & 44 Patents Issued & Pending 100 + Card Programs Served Globally and 6 of the top 10 US Issuers 12 Yrs. Average Client Tenure 3 ~$1.6bn 2025E Total Net Revenue ~266mm Cumulative Metal Cards Sold (2010 - 25E) 53% 2021E - 25E Net Revenue CAGR 1 37% 2025E Adj. EBITDA Margin $1bn Arculus Ecosystem 2025E Revenue 3 Today Five - Year Outlook $286mm 2021E Revenue 1 $103mm 2021E EBITDA 1

CompoSecure Builds Platforms for Security and Financial Technology Innovation

Company Timeline

Heritage in ID Security and Materials Science

- **2000** – Founded to develop high-security ID cards and components
- **2001** – Collaborated with American Express and 3M to create the market's first clear payment card

Reimagining the Payment Card in Metal

- **2003** – Developed the market's first metal credit card (American Express Centurion)
- **2010** – Created the first metal credit card for the mass affluent market (JPMC Sapphire Preferred)

Contactless Payment Technology Leadership

- **2017** – Launched "tap-to-pay" NFC-enabled [(1)] metal payment cards
- **2020** – Shipping over 20mm contactless metal payment cards annually

Future Platforms for Digital Currencies and Security

- **2021** – Planned launch of Arculus cryptocurrency cold storage device and mobile wallet
- **2022** – Expected launch of CompoSecure payments cards integrated with Arculus crypto storage capability

Multi-decade history of transformative security and financial technology innovations brought to mainstream end markets

(1) "NFC" is an abbreviation for near-field communications

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16 16 Proven Track Record of Customer Acquisition Palladium Sapphire Preferred Sapphire Reserve Platinum Venture Reserve Platinum Logo wins 2020 - 2021 2017 - 2019 2010 - 2016 2003 - 2009 2003 2009 2010 2016 2017 2018 2019 2020 2021

CompoSecure's Payment Cards Market

Strong fundamentals with a largely untapped global opportunity

STRONG NEED FOR DIFFERENTIATED CARDS

- Issuers are using differentiated cards and a strong value proposition to acquire new consumers, grow spend with existing, and retain customers
- Traditional plastic card / loyalty programs have become highly commoditized
  - Metal card constructions have become a key selling point for cards

ATTRACTIVE ECONOMICS

- Issuers are continuing to spend significantly to acquire new consumers, grow spend with existing, and retain customers
  - Cost of acquisition for a new card customer is $300 - $1,000 (1)
- Relative to other marketing initiatives, the cost of a metal card is relatively low
  - Annual incentive subsidies can cost an additional $250 - $1,500 (1) annually
  - The ROI of a metal card is strong given its relatively low marginal cost

SHIFT FROM AFFLUENT TO MASS AFFLUENT

- Initially, higher priced metal cards were designed for affluent consumers
- CompoSecure innovations have reduced production costs (and prices), enabling banks to target a wider variety of consumers with metal cards
- Metal form factor is becoming increasingly ubiquitous for payment cards targeting "mass affluent" consumers

SUPERIOR METAL FORM FACTOR

- Issuers are expected to adopt new technologies beyond dual interface on cards
  - e.g., dynamic CVV, biometrics, etc.
- Metal is a better form factor (than plastic) for these innovations from a durability perspective
  - Technology integration further supports mass market metal card adoption

[1] Based on company estimates
[2] Edgar, Dunn & Company. 2019 Metal Cards Market Sizing and Consumer Research Report

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18 18 Enormous Global Payment Cards Market Source: Edgar, Dunn & Company. 2019 Metal Cards Market Sizing and Consumer Research Report Global Payment Card Markets Are Primed to Grow and Adopt Metal Form Factors 13.7 14.4 15.2 16.1 17.0 17.8 2020 2021E 2022E 2023E 2024E 2025E ▪ Card schemes, governments, and central and commercial banks around the world are investing in payment schemes to migrate cash payments to electronic (mostly card - based), fulfill financial inclusion agendas, and encourage regional payment innovations ▪ Cards are entrenched in consumer payments, and their volumes are forecasted to grow across all regions – Fastest regional expansion arises from the rising middle class in developing markets – CompoSecure currently delivers cards to issuers in 6 continents ▪ Over the next five years, CompoSecure’s share of shipped payment cards into total cards in circulation is projected to increase from 0.15% to 0.21% Total Number of Payment Cards in Circulation (bn) CompoSecure Payment Cards Shipped (mm) 20 39 25 33 29 22 % Share 0.15% 0.21% 0.17% 0.19% 0.18% 0.15%

19 19 Differentiated Capabilities A Metal Payment Card Industry Leader ▪ Extensive trade secrets in metal card printing, proprietary coatings, and specialized etching and engraving ▪ Key manufacturing equipment heavily customized to enable proprietary processes ▪ Extensive experience collaborating with clients to craft a wide variety of unique metal designs ▪ Intense focus on intellectual property ▪ Extensive protection on metal card manufacturing ▪ 30 patents issued, 44 pending, and a new wave of technologies under development ▪ Ability to provide volume and quality at scale larger than any competitors’ existing metal card output ▪ Strong operating leverage; already producing 20MM+ metal cards annually TRADE SECRETS INTELLECTUAL PROPERTY SCALE CompoSecure continues to win in the marketplace by leveraging our proprietary processes, intellectual property and scale to deliver best in class products and enable our clients to grow new acquisitions, spending, and improve retention

Bespoke Card Programs Have Become Critical to Our Clients

Highly Customized Programs with Best-in-Class Security and Form to Meet Partner Needs

	JPMorgan Chase & Co.[1]	American Express[1]	Capital One	fiserv. First Data
CompoSecure Issuer Client Since:	2008	2003	2014	2016

Selected Metal Card Programs:



SAPPHIRE PREFERRED
D. BARRETT
VISA
SAPPHIRE RESERVE
D. BARRETT
VISA
UNITED
Club
MileagePlus
D. BARRETT
VISA
VISA
WHOLE FOODS
VISA
prime
D. BARRETT
VISA



AMERICAN EXPRESS
PLATINUM
C F FROST
AMERICAN EXPRESS
C F FROST
business prime
C F FROST
REXPORT INC
AMERICAN EXPRESS
C F FROST
BONVOY
C F FROST
AMERICAN EXPRESS
SKYMILES



VENTURE
LEE M CARDHOLDER
SAVOR
ONE
LEE M CARDHOLDER
SPARK
BUSINESS



AMERICAN EXPRESS
Morgan Stanley
3759 876543 21001

[1] If CompoSecure is unable to provide its products and services at high quality and in a timely manner, its customer relationships may be adversely affected, which could result in the loss of customers, including JPMorgan Chase and American Express, which constituted 33% and 40%, respectively, of CompoSecure's total net revenue for the year ended December 31, 2020. CompoSecure's agreement with Amex is scheduled to expire in 2024 unless extended or terminated earlier by either party for cause. CompoSecure's agreement with Chase is scheduled to expire in 2023 unless extended or terminated earlier by either party for cause. There can be no assurances that CompoSecure's existing contracts, including with JPMorgan Chase and American Express, will be renewed on terms satisfactory to it, or if terminated, that it will be able to immediately secure a new contract with a new customer. CompoSecure's ability to maintain relationships with its customers may be impacted by several factors beyond its control, including more attractive product offerings from its competitors, pricing pressures or the financial health of these customers, many of whom operate in competitive businesses and depend on favorable macroeconomic conditions.

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21 21 CompoSecure’s Products are Prominently Featured in Issuer Advertising Metal is a Marketing Tool to Stay “Top of Wallet” 1 Edgar, Dunn & Company. 2019 Metal Cards Market Sizing and Consumer Research Report 2 See more in CompoSecure’s video gallery at composecure.com/media/#videoanchor Demonstrates the importance of metal to issuer’s product offering Management believes metal has become a key component of the consumer - facing marketing message Substantial need for issuers to differentiate in a highly commoditized industry Consumer demand for metal cards is robust; issuers without metal card offerings risk losing over the long term 1 70%+ of people ages 25 - 44 would prefer metal if all other card benefits were equal 1 CompoSecure Serves Issuers’ Most Valuable Cardholder Portfolios Select Issuer Advertisements Highlight CompoSecure’s Products 2

22 22 Market Research – Demand for Metal Source: 1 Edgar, Dunn & Company’s research , Metal Payment Cards Impact, 2019 Source: 2 Neurons October 2019 Analysis Key findings from 18,000 people across 18 markets: ▪ Rapid rise in the affluent - mass and affluent segments across the globe ▪ Increased consumer spending and fueled consumer demand for premium products and experiences ▪ Durability and Look & Feel ▪ Making an Impression (status) 65% 1 Consumers would prefer metal cards over plastic cards if all benefits were equal. Over Plastic METAL 96% 2 Consumers preference when evaluating similar card artwork with different constructions Over Plastic METAL MILLENNIALS Millennials ages (25 - 34) would also prefer metal if all benefits were equal. 75% 1 AFFLUENT Affluent consumers would prefer metal cards if all benefits were equal. Attraction 75% 1 LOYALTY Consumers willingness to change banks for one that offered a metal card 50% 1

23 23 Source: Global Data – Millennials are an important cohort to the population; Nielson, Global Data, Deloitte, Euromonitor & EDC R esearch Millennials are Willing to Pay a Higher Price for Premium millennials are willing to pay a higher price for high - quality premium products, compared to 35% of Baby Boomers. 55% millennials ages (25 - 34) would also prefer metal if all benefits were equal. 23

24 24 Strong Consumer Demand for Metal Cards 1 Edgar, Dunn & Company. 2019 Metal Cards Market Sizing and Consumer Research Report Surveys were completed at different times acr oss different markets – UK, USA, Brazil, Japan, Hong Kong, Singapore (May 2018); Australia, Canada, India, Mexico (December 2018); Italy, Russia, Poland, France, Turkey, Germany, China, UAE (June 2019) 2 Global Data – Millennials are an import cohort to the population; Nielson, Global Data, Deloitte, Euromonitor & EDC Research 73% 70% 65% 57% 7% 9% 11% 13% 20% 21% 24% 30% 25-34 35-44 45-54 55-64 Likely Unlikely Neutral Survey Question: How likely are you to you select a metal card offer when you are looking for a new credit or debit card? 1 Millennials Want to Show Status & Perceived Wealth, Highlighting Their Unique Experiences Via Social Media Channels

Attractive Metal Card Economics for Issuers

$1,500+ Typical individual customer lifetime value within premium card portfolios

Metal Cards

Issuers pay for a new card and issue to the cardholder **once every 3-5 years** [1]

Rewards Payouts

Cost issuers over 30x the price of one metal credit card [2] **annually**

Travel Credits

Cash Back

...and Other Benefits

Conversion of payment card programs to metal supports:
1. Incremental new accounts acquired
2. Organic spend lift
3. Reduction in cardholder attrition

Illustrative Payback on Conversion of Mass Affluent Card Program to Metal

- Cost of metal card is substantially outweighed by customer lifetime value and requires limited incremental spend or new customer wins to achieve breakeven for the issuer
- Any of the following portfolio improvements driven by metal card conversion will independently create positive ROI for an illustrative average mass affluent card program [3]

1-3% Increase in Rate of New Account Acquisition

2-5% Organic Spend Lift

3-7% Attrition Reduction

[1] Reflects current expiration cycle range
[2] Estimated based on the typical price of CompoSecure metal cards in 2019
[3] CompoSecure proprietary analysis based on average program embedded acquisition costs and portfolio performance to assess payback on conversion to CompoSecure's metal card products

25

26 26 American Express Product Refresh Consumer Product Refresh Metal Cards Proactively Requested by Customers 290K Percentage of New Platinum Accounts that are Millennials 47% New Accounts Acquired & Upgrades 1 52% New Existing Existing New New New Q4 ‘17 Spend Growth 2 17% New metal card design 5x MR points for flights 5x MR points on pre - paid hotels Global Entry or TSA Pre - Check Global Lounge Collection Access Uber rides with Platinum Fine Hotels and Resorts Tap to Call Global Dining Collection

27 27 Favorable Shift in Consumer Behavior Achieves “Top of Wallet” Status Lift on Chase Spend 1 + €7/month ~ $450 - $450k 1 JP Morgan Chase 2/27/18 Investor Day, Page 35 and JP Morgan Chase 2/27/17 Investor Day, Page 17. Compares credit card spend p re - Sapphire Reserve vs. post - Sapphire Reserve acquisitions for existing Chase card customers only 2 Crypto.com Obsidian card tier requires minimum 5,000,000 (CRO) staked in a Crypto.com wallet. $450k is converted from 5,000,0 00 CRO as per CRO/USD exchange rate provided by Coinmarket.com as of 2/13/21 Drives Consumer Willingness to Pay Supports Greater Crypto Asset Holdings and Retention

28 28 Key Trends Impacting Issuers (1) J.P. Morgan Chase 2019 Investor Day Presentation (2) Source: PYMNTS: “How Consumers Are Using The Mobile Wallet To Make Purchases At The Physical POS” (3) U.S. Census Bureau: 3 rd Quarter 2020 Retail E - Commerce Sales Report Given Demonstrated Consumer Behaviors and Market Dynamics, Issuers Continue to Rely on Payment Cards Contactless Cards (“Tap - To - Pay”) ▪ Usage of contactless physical payment cards has outpaced that of digital wallets for consumers who have both modalities available ▪ J.P. Morgan Chase reports that physical card tap to pay usage is 2.4x higher than digital wallet payments among their accountholders (1) Mobile Wallets ▪ Entrenched consumer preference for physical cards and payment habits are difficult to change ▪ Without clear demonstrated benefits, consumers have largely not been compelled to switch from physical cards to mobile wallets ▪ Mobile wallets continue to comprise an immaterial portion of in - store sales (e.g., Apple Pay share of U.S. in - store sales for 2020 was estimated to be 1.5% versus 0.1% in 2015 ) (3) E - Commerce ▪ Despite more than two decades of relatively mainstream availability, e - commerce share of U.S. total retail sales is only ~13% (2)

Entrenched Consumer Payments Behavior

Consumer Mobile Payments Usage Has Slowly Increased Since Apple Pay's Initial Rollout in 2015

Portion of Shoppers Who Used Apple Pay [1]



2015
Apple Pay 0.6%
2020
Apple Pay 2.7%

Apple Pay Estimated Share of In-Store Sales [1]



2015
Apple Pay 0.1%
2020
Apple Pay 1.5%

While the Apple Pay Ecosystem Has Expanded Substantially Since Launch, Apple Pay Consumer Usage Remains Limited

Consumer Concerns [2]

30% of surveyed consumers opted to not use mobile payments due to concern about loss of funds



Mobile Payments
Credit Cards
38%
9%
39%
20%
23%
5%
% Concerned about Poor Protection
% of Payment Disputes that were Difficult to Resolve
% Uncertain over whom to Contact with Disputes

(1) Source: PYMNTS: "How Consumers Are Using The Mobile Wallet To Make Purchases At The Physical POS"; Apple Pay consumer usage percentage based on survey of 2,998 consumers who own smartphones, have installed Apple Pay, and made a purchase at a store that accepts Apple Pay; 2020 data collected from survey conducted in September 2020

(2) Source: Pew: "Are Americans Embracing Mobile Payments?"; Pew 2018 survey of 1,178 consumers who made a payment in the past year

29

30 30 COVID - Driven Acceleration of Tap - To - Pay Adoption Sources Visa. “Merchants and consumers turn to tap to pay as part of new daily routines.” April 30, 2020. Mastercard. “Mastercard study shows consumers moving to contactless payments for everyday purchases as they seek cleaner, tou ch - free options.” April 29, 2020. Consumers, Key Industry Stakeholders, and Governments Are Turning to Contactless Cards to Minimize COVID Risks 25mm 31mm November 2019 March 2020 US Consumers That Used Visa Tap - To - Pay DI Cards Offer a Safer, Cleaner, and Faster Way to Pay that Is Driving Accelerated Contactless Payment Adoption 25% Growth in Visa US Tap - To - Pay Monthly Consumer Usage in Four Months YoY Growth in Visa U.S. Retail Tap - To - Pay Transactions (March 2020) YoY Growth in Mastercard Global Tap - To - Pay Transactions (Q1’20) Countries that Have Increased Contactless Transaction Spend Limits in Response to COVID Reduction in Payment Terminal Physical Contact in the UK After Contactless Spend Limit Increase of Consumers Worldwide Use Tap - To - Pay of Consumers Perceive Contactless as a Cleaner Payment Method of Cardholders Have Swapped Top - Of - Wallet Card for a Card with DI Functionality Typical Contactless Payment Size (i.e., Taking the Place of Cash)

CompoSecure's Commitment to Sustainability

CompoSecure's Impact Goes Beyond Providing Premium Financial Cards Into Global Sustainability Efforts

Steel is the World's Most Recycled Material [1]

The stainless steel in CompoSecure's metal cards is comprised of 75% recycled stainless steel

For every one million metal veneer cards manufactured, more than ten tons of material is saved from going to landfills


GLOBAL BANK
mastercard

© Gilberto Cervantes created this image with an intention of raising awareness about the environmental issues and climate change.

Create Stickiness with Recovery Programs

When sending a cardholder a new card, some issuers include a postage paid return envelope to return expired metal cards for shredding and recycling

CompoSecure believes truly sustainable products should not only meet the intended design life requirements, but also should have their components recaptured at the end of life to be used again to minimize waste


GLOBAL BANK
VISA
Infinite

© Melting ice-berg, created by independent artist Jan Erik Waider specializing in Nordic landscapes photography.

(1) https://www.steelsustainability.org/recycling

31

32 32 Why We Continue to Win • First metal credit card (2003) • First metal “tap - to - pay” credit card (2016) • Arculus launch in 2021 • Pipeline of new tech including biometric security, dynamic CVV, keychain cards, LED 100+ Card Programs We Enable Clients to Grow Customer Acquisition, Spending, and Improve Retention • Deep engineering expertise • Proprietary material science capabilities 675+ Employees 22mm Metal Cards Annually 1 9 Direct salespeople 7 Global Distributor Partners Patents Issued 30 Patents Pending 44 1 2021E

CompoSecure's Growth Opportunities

CompoSecure is an Engine of the Accelerating Transformation of Payment Cards to Metal

CompoSecure®
security | innovation durability

Domestic Expansion

- **Substantial white space** remains in the transformation of payment cards to metal among existing and prospective issuer clients
- **Potential mass segment** conversion to metal

International Growth

- Still in **early stages of international payment card conversion to metal** in Europe, Asia, Middle East, and Latin America
- **2020 international revenue was $47mm**, ~6x 2017 revenue of $8mm

Technology & Innovation

- Track record of growth from **innovation in card design and payment technology integration**
- **FinTech innovators and digital challenger banks** are increasingly seeking premium physical touch points

33

34 34 CompoSecure is Pursuing Multiple New Large Growth Opportunities Digital Asset & Gaming Cryptocurrency Solutions Arculus Payments Warranty & Insurance Three Factor Authentication Technology

35 35

36 36 Hardware Infrastructure Apps & Services 3 rd Party Apps & Services Hardware Infrastructure Apps & Services 3 rd Party Apps & Services Ecosystem Ecosystem Cryptocurrency eGaming Warranty & Insurance Digital assets Building Digital Assets Ecosystem From Foundation in Superior Hardware

The Arculus Ecosystem Roadmap

Today	2022	2023	2023
Cryptocurrency Solutions	**Arculus Payments**	**Digital Assets & eGaming**	**Warranty & Insurance**
Crypto Wallet Users *TAM: 230mm Users[1]*	Payments & Storage *TAM: 10bn Cards*	eGaming Market *TAM: $159bn[2]*	Cybersecurity Loss Risk *$5T over next 5 years*
■ Store private keys and sign transactions with an offline device (Arculus Key) ■ Protects wallets from network-based vulnerabilities, alleviating burdens of existing solutions	■ Adds payment card functionality to hot and cold crypto storage platform ■ Enables users to be able to tap card to phone to verify identity and open the Arculus Wallet app or enable transactions	■ Improves security and portability of digital assets ■ Enables eGames to accept growing list of currencies and protect accounts from hacking and loss in the quickly expanding gaming market	■ Enables regulatory protection from loss of crypto and other digital assets ■ Facilitates processes such as IP address check, screening, Know Your Transaction (KYT) for crypto space

Superior hardware and 3 factor authentication technology provides platform to drive $1bn+ of revenue

Sources: Accenture, Bessemer State of the Cloud 2020, Bond Capital, IDC
[1] Estimated global crypto wallet users (all cold and hot) by 2025E
[2] Spend on video games; increasingly monetized in-game. Source: NewZoo, 2020

37

Large and Growing Addressable Market

Massive Long-Term Revenue Opportunities



Crypto Wallet Users
TAM: 230mm Users[1]
Payments & Storage
TAM: 10bn Cards
eGaming Market
TAM: $159bn[2]

Significant Room for Crypto Asset Class Growth



Financial / Other Digital Assets
Global Debt
$185tn
M2 Money Supply
$95tn
Global Equity Markets
$90tn
M1 Money Supply
$35tn
Gold
$10tn
$1tn
Cryptocurrency
0.5% of projected $1tn in 2025 crypto assets adds $5bn of revenue

Arculus is entering an ecosystem that is forming the basis for a new global financial system with massive monetization opportunities

Sources: Accenture, Bessemer State of the Cloud 2020, Bond Capital, IDC
[1] Estimated global crypto wallet users (all cold and hot) by 2025E
[2] Spend on video games; increasingly monetized in-game. Source: NewZoo, 2020

38

39 39 Cryptocurrency Wallets Exist in a Variety of Forms Cold Storage Wallets Hot Wallets Generate and store private and public keys and digitally sign transactions all within internet - connected devices where storage of the keys are hosted by a third party (e.g., exchange - hosted) Store private keys and sign transactions in an offline device, with the private key maintained by the user, protecting the wallet from network - based vulnerabilities None Fob Card Paper USB Hardware Cold Storage Devices Offline Storage Typical Design Characteristics Day - to - day transaction activity Seamless experience Elevated cyber - theft risk Longer - term storage Cumbersome transactional experience Highly secure (though attack vectors remain for many solutions) Arculus will alleviate the burdens of existing cold storage solutions

40 40 Hackers Are Targeting Cryptocurrency Assets Accessed by Hot Wallets (1) https://www.ledger.com/academy/crypto/hacks - timeline/ (2) https://www.bankinfosecurity.com/turkish - police - probe - thodex - cryptocurrency - exchange - a - 16455 (3) https://www.protocol.com/newsletters/protocol - fintech/cash - app - coinbase - hacks?rebelltitem=1#rebelltitem1 ▪ From November 2013 through November 2020, crypto exchanges suffered ~30 cyberattacks that each resulted in at least $1mm in losses ▪ These hacking incidents resulted in over $2bn in aggregate losses ▪ Across public and private wallets, hackers are estimated to steal $65 dollars in crypto assets every second ▪ In April 2021, Turkish exchange Thodex had about 390K active users and none have been able to withdraw their funds (2) ▪ Hacked Japanese bitcoin exchange Mt. Gox went out of business after the theft of 650K bitcoins worth around $474mm (2) ▪ Hackers targeted users of Coinbase and Square’s Cash App, reportedly draining some accounts…Some customers have complained that the companies aren’t doing enough to protect them or to explain what happened (3) Rising Awareness of Crypto Ecosystem Security Risks Cryptocurrency Exchange Hot Wallet Hacking Incidents with Losses of Greater than $1mm ($mm) (1) - $100 $200 $300 $400 $500 $600 $700 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Hacking Incident Loss ($mm)

41 41 Cold storage wallet hardware products available in the market today provide a suboptimal user experience and may not adhere to true cold storage security principles Nature of Early Incumbent Cold Storage Hardware Products Embedded Friction in the User Experience Battery Power Limits Mobility Product Inconsistent With True Cold Storage Security Cold storage products today require users to make manual inputs in small hardware wallet devices when authorizing each transaction Necessity of charging cold storage hardware devices limit their mobility and create friction on the user Many cold storage hardware products today connect directly to users’ Internet - linked PCs and mobile devices and store recovery passcodes on the same hardware that private keys are stored, lacking air - gapped security

42 42 Crypto Wallet Addressable Market (1) Source: Blockchain.com and CompoSecure Management estimates; figures shown are for Blockchain.com - issued wallets only (2) Sources: “Global Hardware Wallet Market,” (Mordor Intelligence, 2020) and CompoSecure management estimates Rapidly Growing Base of Crypto Wallet Users as Ownership of Digital Currencies Becomes Increasingly Ubiquitous 45 63 89 120 156 195 234 2019 2020 2021E 2022E 2023E 2024E 2025E Estimated Crypto Wallets (mm) (1) Estimated Global Cumulative Cold Storage Hardware Wallet Market Unit Sales (mm) (2) 3 5 8 13 18 26 36 2019 2020 2021E 2022E 2023E 2024E 2025E 2019 - 25E CAGR: 32% 2019 - 25E CAGR: 54%

43 43 Cold Storage Hardware Wallet Estimated Annual Sales (1) Sources: “Global Hardware Wallet Market,” (Mordor Intelligence, 2020) and CompoSecure management estimates (2) Source: “Global Hardware Wallet Market,” (Mordor Intelligence, 2020) Demand Is Underpinned by Expanding Cryptocurrency Ownership and Desire for Enhanced Security Estimated Global Annual Cold Storage Hardware Wallet Market Unit Sales (mm) (1) 2.1 2.5 3.2 4.2 5.6 7.6 10.5 2019 2020 2021E 2022E 2023E 2024E 2025E 2019 - 25E CAGR: 31% Estimated Global Annual Cold Storage Hardware Wallet Market Revenue (mm) (2) $178 $202 $243 $305 $389 $504 $661 2019 2020 2021E 2022E 2023E 2024E 2025E 2019 - 25E CAGR: 24%

CompoSecure Aims to Leverage Unique Strengths for Arculus

Advantages in Product Design, Security, Financial Institution Relationships, and Manufacturing Capabilities

Metal Card Form Factor	Metal provides a familiar premium experience and greater protection of internal hardware components
Seamless In-App Experience	Easily buy, swap, and manage crypto assets from the Arculus Wallet app
True Air-Gapped Cold Storage Security	No direct connection to online devices, three-factor authentication, and separation of recovery password from hardware
Deep Financial Institution Relationships	CompoSecure has produced tens of millions of metal payment cards for top traditional bank issuers and emerging FIs

ARCULUS

Transaction authentication does not require inputs into the hardware device itself	**Simple Tap-to-Transact NFC Hardware**
Arculus Key card does not need to be charged	**Mobility**
CompoSecure holds numerous patents for NFC integration in metal cards and has patents pending to cover a crypto cold storage card	**Intellectual Property**
CompoSecure possesses proprietary capabilities in NFC-integrated metal card production and ability to produce at large scale	**Manufacturing Scale & Expertise**

44

45 45 Arculus Enables Safe Storage for Crypto Assets Superior User Experience Seamlessly send, receive, and swap cryptocurrency Easily track and record historical transactions Simply tap - to - transact with the Arculus Key card Secure: Advanced three - factor authentication security across biometric, PIN and Key card and truly air - gapped Innovative: No charging required, crypto key storage solution with encrypted NFC (“tap - to - transact”) Convenient: Easily send, receive, and trade crypto assets through the mobile app App Video 1 1 Link to referenced video: https://vimeo.com/514259399

46 46 Arculus Cold Storage Wallet ▪ The Arculus platform features the proprietary, easy - to - use Arculus Wallet mobile app and slim, metal Arculus Key card ▪ The platform utilizes advanced three - factor authentication security across different form factors: (1) biometric; (2) PIN; and (3) Arculus Key card ▪ The Arculus Key card is a truly air - gapped, crypto PINS and key storage solution that easily connects to the Arculus Wallet mobile app via encrypted NFC connection (“tap - to - transact”) ▪ The Arculus Key card does not need to be charged and does not involve manual inputs to the card itself to authenticate, only requiring the user tap the card to the phone ▪ Arculus provides greater depth of defense by separating the recovery passcode from the encrypted keys located on the Arculus Key card Easily and securely buy, swap, and store cryptocurrencies with Arculus 46

47 47 Arculus Alleviates the Burdens of Other Crypto Storage Solutions Arculus Other Cold Storage Hot Wallet Offline Storage NONE Ease of Use x x Superior Security xx x Longer - Term Storage x x Premium Experience x Arculus is the only Crypto storage product that combines ease of use and superior security standards Hardware Cold Storage Devices Fob USB Card

Cold Storage Hardware Wallet Feature Comparison

Arculus Offers Best-In-Class User Experience

	ARCULUS	Ledger	Trezor Model T
Form Factor	Card	Fob with Display	Fob with Display
Companion App	Arculus Wallet	Ledger Live	Trezor Wallet
Key Storage Type	Cold	Cold	Cold
Secure Element	**Certified Secure Element (CC EAL6+)**	Certified Secure Element (CC EAL5+)	None
Pin Code	Yes	Yes	Yes
Restoration	12 Word Passcode	24 Word Passcode	12-24 Word Passcode
Passcode Storage	Separate from Device	On Device	On Device
Interface	**Tap-to-Transact** **Rich GUI**	Manual Inputs in Fob	Manual Inputs in Fob
Authentication	Biometric, Pin, Encrypted NFC connection between card and phone	Pin & Device	Pin & Device
Charge Required?	**No**	Yes	Yes
Price	$80-$120	$60-$120	$170

48

Multi-Pronged Go-To-Market Strategy and Revenue Model

Opportunities to Monetize Across Hardware Sales, Transaction Fees, and Recurring User Fees

	B2C	B2B2C	
	Consumer Sales	**Financial Institutions Seeking to Offer Crypto Solutions**	**Established Crypto Market Platforms**
Markets & Channels	**Direct-to-Consumer (DTC)** **Retail (E-Commerce & In-Store)**	**Traditional Banks** **Emerging FinTechs**	**Cryptocurrency Exchanges** **Transaction Processers**
Revenue Model	**Arculus Key Card Hardware Sales** Sold DTC or wholesale **Transaction Fee** (1) Volume-based fee for transactions placed through the Arculus Wallet app	**Arculus Key Card Hardware Sales** Sold wholesale to FI partner **Transaction Fee** (1) Volume-based fee for transactions placed through the Arculus Wallet app **Recurring User Fee**(1) Monthly fee per user	**Arculus Key Card Hardware Sales** Sold wholesale to crypto partner **Transaction Fee** (1) Volume-based fee for transactions placed through the Arculus Wallet app **Recurring User Fee**(1) Monthly fee per user
Value Proposition	**Deliver best-in-class crypto cold storage product** to serve rapidly growing consumer demand	**Differentiate the FI partner's offerings** with a crypto cold storage solution in a premium metal form factor **Better serve increasing FI customer demand for crypto solutions**	**Differentiate the crypto partner's platform** with a premium cold storage offering **Reduce customer churn to off-platform wallets** that take assets and transactions away from the crypto partner's platform and support / promote exchanges' DeFi wallets

(1) B2B sales are assumed to include a hardware sale and the potential for transaction fees or recurring user fees depending on the partnership. Transaction fees are a revenue share arrangement with Arculus' processing partners for transactions placed through the Arculus Wallet app

49

Diversified Revenue Model

Multiple User Monetization Opportunities

Hardware Sales	Transaction Fees	Recurring Fees
■ Direct-to-Consumer sales ■ Business-to-Business sales	■ Crypto currency trading fees ■ eGaming trading and transfer fees	■ Hot wallet subscription fees (monthly) ■ Crypto/digital asset insurance fees (monthly)

Example Transactions

Customer purchases Arculus Key card	***Customer trades crypto on Arculus app*** ***Gamers transfer currency to or from wallet via Arculus app***	***Customer signs up for Arculus hot wallet*** ***Customer purchases crypto insurance from third party insurance partner***
CompoSecure charges consumer per Arculus Key sold	*CompoSecure charges customer % fee based on total transaction value*	*CompoSecure charges customer customary monthly hot wallet fee* *CompoSecure earns monthly fee from third party insurance provider*

50

51 51 Payments + Arculus + Secure Log - in Payments & Storage ▪ Adds payment card functionality to hot and cold crypto storage platform ▪ Users to be able to tap card to phone to verify identity to open the Arculus Wallet app or enable transactions ▪ Bypass customer service ▪ Enables three - factor authentication Envisioned Arculus Platform Evolution Offerings Are Set to Expand as the Use of Crypto Assets and Products Become Increasingly Mainstream Arculus + Secure Log - in Cold & Hot Storage ▪ Arculus Plus card to support both cold and hot wallets ▪ Hot wallet function only verifies air - gapped Arculus identity token with FIDO2 security ▪ Verifies identity with registered card instead of signing actual transaction ▪ Offers enhanced security for all crypto wallet holders, not just cold storage users Arculus Cold Storage ▪ Air - gapped, NFC - enabled true cold storage in a premium metal card ▪ To serve crypto wallet users that seek the enhanced security of true cold storage (B2B and B2C) Estimated Launch September 2021 Estimated Launch 2022 Estimated Launch 2022

52 52 BUSINESS UPDATE

Business Update

Building & growing relationships with crypto industry leaders on differentiated products:

- Growing relationship with **Crypto.com** for metal cards across North America, Asia, and European markets. Crypto.com has over 10 million users worldwide and is a top-ten finance app in both the App Store and Google Play.
- Partnered with **Gemini** on cryptocurrency rewards metal credit card that earns up to 3% back on purchases in bitcoin or more than 40 other cryptocurrencies. Gemini has announced a waitlist of more than 250,000 customers.

Expanding security and authentication capabilities through Nok Nok partnership:

- Collaborating with **Nok Nok** to increase the security and authentication for Arculus and CompoSecure's core payment cards. Additional capabilities gained with this new platform also set the stage for CompoSecure to offer the industry's first metal "Internet Credit Card" that offers Fast Identity Online (FIDO) log-in and authentication capabilities.

Arculus Launch

- Arculus will go live in September for direct to consumer sales and B2B partnerships. Product is in final beta testing.
- Marketing efforts kicking off in August ramping up to multi-channel B2C and B2B plan in September

53

54 54 Business Update – Industry Trends • March 2021: hacker stole $5.7M from cryptocurrency platform roll by obtaining private key from hot wallet (1) • April 2021: critics accuse Turkish cryptocurrency exchange CEO of fleeing country with $2B worth of customers’ assets as none of the 390K active users were able to withdraw their funds (2) • June 2021: victims receiving counterfeit Ledger Nano X hardware wallets through the mail (3) • June 2021: founders of South Africa’s largest cryptocurrency exchange vanished along with nearly $3.6B in Bitcoin after telling investors the exchange was hacked (4) • July 2021: hackers exploited weakness in ChainSwap’s smart contract protocol allowing them to steal $8M+ in crypto - assets (5) Hacks continue to drive additional consumer awareness about security and the need to protect their cryptocurrency • June 2021: Jack Dorsey (Square co - founded & Twitter CEO) announced their intention to build a cold storage crypto wallet - “important to us to build an inclusive product that brings a non - custodial solution to the global market…requires great product design; minimal setup time, relying on existing devices, and end - to - end reliability” (6) • June 2021: Ledger raised $380M Series C funding reaching a valuation of $1.5B (7) Fund raising and competitive focus continues 1) https://techcrunch.com/2021/03/16/5 - 7m - stolen - in - roll - crypto - heist - after - hot - wallet - hacked/ 2) https://www.bankinfosecurity.com/turkish - police - probe - thodex - cryptocurrency - exchange - a - 16455 3) https://bitcoinmagazine.com/technical/ledger - hack - victim - scam - details 4) https://fortune.com/2021/06/24/bitcoin - ameer - raees - cajee - theft - south - africa/ 5) https://finance.yahoo.com/news/chainswap - hackers - steal - 8m - crash - 121056965.html 6) https://hypebeast.com/2021/6/square - bitcoin - wallet - jack - dorsey 7) https://techcrunch.com/2021/06/10/ledger - raises - 380 - million - for - its - crypto - hardware - wallet/

55 55

56 56 Rapid Acceleration of Digital Asset Adoption Sources: Investor presentations, management estimates 1 Projected Active Users at year end across Arculus digital assets, eGaming, and cryptocurrency services 2 Source: Blockchain.com 3 Historical data from studio.glassnode.com/metrics; 2021E non - zero address balance is projected extrapolating YTD as of February 11, 2021 through the end of 2021 4 https://www.businessofapps.com/data/revolut - statistics/ 5 2020 user count reported as of June 2020 Active Users 5 (mm) 7 13 27 22 28 44 2016 2017 2018 2019 2020 2021E 3 7 15 24 30 2016 2017 2018 2019 2020 Number of BTC Addresses with Non - Zero Balances 3 (mm) 11 22 32 45 63 2016 2017 2018 2019 2020 Active Wallets 2 (mm) 0.1 0.6 2 6 12 2016 2017 2018 2019 2020 Total Users 4 (mm) Selected Digital Asset Services Cryptocurrency Asset Solutions 0.1 0.4 2 6 16 2021E 2022E 2023E 2024E 2025E Projected Active Users 1 (mm)

57 57 Projected Net Revenue Evolution 155 243 $261 $276 $316 $363 $418 $480 $93 $261 $612 $33 $168 $485 $155 $243 $261 $276 - $296 $336 - $376 $490 $847 $1,577 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 30% 42% 8% 18% 2% 2025E Payments Hardware Crypto Hardware Subscription Transaction fees Warranty & Insurance $0 - $20 $20 - $60 Net Revenue by Solution ($mm) Net Revenue by Type ($mm) Metal Payment Card Solutions Crypto & Arculus Payments Solutions Digital Assets, eGaming & Insurance Source: Management estimates

58 58 $69 $107 $116 $95 - 110 $100 - 110 $160 $274 $586 2018 2019 2020 2021E 2022E 2023E 2024E 2025E Adj. EBITDA Adj. EBITDA Margin 33% 37% 44% 45% 44% 32% Strong EBITDA and Free Cash Flow Periods impacted by: COVID - 19 impact Increased marketing spend related to Arculus launch: $25mm in 2021E $50mm in 2022E Source: Company financials and management estimates Note: Margins are calculated on Net revenues 1 Margins based on mid - points of the 2021E net revenue ($276mm - $296mm), 2022E net revenue ($336mm - $376mm), 2021E Adj. EBITDA ( $95mm - $110mm), and 2022E Adj. EBITDA ($100mm - $110mm) ranges 2 Pro forma adjusted to add back marketing spend related to the Arculus launch (total marketing spend of $25mm and $50mm in 202 1E and 2022E, respectively) ~36% ~29% 1 1 PF Adjusted EBITDA ~45% ~43% 2 2

59 59 Financial Summary Source: Company financials Note: Margins are calculated on Net revenues $mm Q1 2021A Q4 2020A Q1 2020A Total Net Revenue $64 $54 $80 % QoQ Growth 19% -16% 17% % YoY Growth -20% -22% 74% COGS ($30) ($28) ($38) Gross Profit $34 $26 $42 % Margin 53% 48% 53% SG&A ($8) ($20) ($13) Operating Income $26 $6 $29 Net Income $23 $3 $28 (+) Interest Expense $3 $3 $1 (+) Adjustments 0 $11 $4 (+) D&A $3 $3 $2 Adj. EBITDA $29 $20 $35 % Margin 45% 37% 44% % QoQ Growth 45% -32% 28% % YoY Growth -17% -27% 71%

60 33 60 Financial Information by Segment Metal Payment Card Solutions 2021E 2022E 2023E 2024E 2025E Unit Sales (mm) 22 25 29 33 39 % growth 7% 15% 14% 15% 15% N e t R e v enue ($mm) $276 $316 $363 $418 $480 % growth 6% 15% 15% 15% 15% Ope r a ting Expen s e s 3 (156) (178) (205) (237) (272) Marketing Expenses (0.3) (0.3) (0.4) (0.4) (0.5) Adj. EBITDA $120 $138 $158 $181 $207 % margin 43% 44% 44% 43% 43% 1 Assumes mid - point of Arculus ecosystem 2021E revenue range of $0mm – $20mm; 2 Assumes mid - point of Arculus ecosystem 2022E revenue range of $20mm - $60mm; 3 Operating Expenses excludes D&A and marketing expense, but includes COGS, personnel costs, commissions, professional fees, rent, non - income taxes, public company costs, and other expenses; 4 Assumes mid - point of Arculus ecosystem 2021E Adj. EBITDA range of ($25mm) - ($10mm); 5 Assumes mid - point of Arculus ecosystem 2022E Adj. EBITDA range of ($38mm) - ($28mm) Arculus Crypto & Digital Assets Ecosystem 2021E 2022E 2023E 2024E 2025E 0.1 0.3 2 7 17 - 255% 533% 229% 155% $10 1 $40 2 $127 $429 $1,097 - 300% 217% 238% 156% (3) (23) (55) (161) (368) (25) (50) (70) (175) (350) ($18) 4 ($33) 5 $2 $93 $379 nm nm 1% 22% 35%

61 34 61 Source: Company financials 1 These figures reflect the Company’s historical legal structure as a pass - through entity for tax purposes that results in the Company historically not paying tax at the entity level. In the Proposed Transaction, the Company intends for CompoSecure Rollover Equity to be held in a traditional “UP - C” structure, and such equity holders will receive the benefits from a customary tax receivable agreement. 2 Levered Free Cash Flow Yield assumes de - SPAC total equity value of $1,258mm. Historical Levered Free Cash Flow ($mm) 2018A 2019A 2020A Adj. EBITDA $ 69 $ 107 $ 116 Cash from Change in NWC (23) (11) (5) Capex (9) (10) (8) Cash Interest Paid (5) (5) (5) Mandatory Debt Repayment (6) (11) (11) Levered Free Cash Flow 1 27 71 88 Adj. EBITDA Conversion 39% 66% 76% Levered Free Cash Flow Yield 2 7%

62 62

Transaction Overview

Illustrative Sources and Uses ($mm)

Sources	
CompoSecure Rollover Equity	$492
SPAC Cash In Trust[1]	236
Common Equity PIPE Proceeds[2]	45
Convertible Notes Proceeds[2]	130
Total Sources	**$903**

Uses	
CompoSecure Rollover Equity	$492
Cash Consideration	361
Transaction Costs	50
Total Uses	**$903**

Pro Forma Enterprise Valuation at Close ($mm)

Illustrative Share Price		$10.00
Pro Forma Shares Outstanding[3]		82.6
Total Common Equity Value[3]		**$826**
Convertible Unsecured Notes		130
Pro Forma Net Debt (ex. Convertible Notes)		250
Pro Forma Enterprise Value Valuation[4]		**$1,206**
EV / 2021E Net Revenue	*$286*	*4.2x*
EV / 2022E Net Revenue	*356*	*3.4x*
EV / 2022E Adj. EBITDA	*105*	*11.5x*

Illustrative Post-Transaction Ownership[1,2,3]


59.5%
28.0%
5.4%
7.0%
Seller Rollover Shares
Public SPAC Shares
Equity PIPE Shares
SPAC Sponsor Shares

[1] Assumes no SPAC investors redeem their shares for cash in trust
[2] Assumes $45mm in Common Equity PIPE and $130mm of 5-year Convertible Unsecured Notes proceeds
[3] Includes impact of all 5.8mm founder shares vesting at close. Excludes warrants; Excludes 7.5mm earnout shares for existing Composecure shareholders. 3.75mm shares are earned if the VWAP is at least $15.00 over any 20 trading days within any 30-trading day period during the first 36 months; another 3.75mm shares are earned if the VWAP is at least $20.00 over any 20 trading days within any 30-trading day period during the first 48 months
[4] Valuation multiples based on the midpoints of estimated 2021E net revenue ($276mm - $296mm), 2022E net revenue ($336mm - $376mm) and 2022E Adj. EBITDA ($100mm - $110mm) ranges

63

64 37 64 2 9% ( 10%) 4 8% 3 0% 1 3% 7% 4 4 % Crypto & Crypto - related FinTech / Payments 5 3% 7 5% 1 2% 2 1% 3 5% 3 0% 20% CY21E – CY22E Annual Revenue Growth CY22E Adjusted EBITDA margin 30% 21% 2 2 represent median values 4 CY21E – CY25E Revenue CAGR 1 FinTech / Payments 3 FinTech / Payments 2 Growth and Margins Compare Favorably to Peers Source: FactSet as 3/12/21, company guidance Note: EUR & CAD currencies converted to USD at spot rates on 3/12/21 1 CompoSecure’s Revenue CAGR based on mid - point ($286mm) of 2021E net revenue range ($276mm - $296mm) and 2025E projection ($1,577mm); 2 Adjusted to be net revenue; 3 Metrics reflect median of peer set; 4 Calculated as a percentage of net revenue. CompoSecure’s margin calculated using mid - points of the 2022E Adj. EBITDA ($100 - 110mm) and Net revenue ($336mm - $376mm) ranges

65 38 65 4x 61x 15x 11x 34x 27x 17x Source: FactSet as 3/12/21, company guidance Crypto & Crypto - related FinTech / Payments EV / CY21E Revenue 22x 3x 15x 13x 9x 26x 21x 14x EV / CY22E Revenue 1 15x 1 FinTech / Payments 4 1 ,2 1 FinTech / Payments 4 1 ,2 1 Impli e d Impli e d CY22E E BIT D A multiples 11x N/M 28x 32x N/M N/M 35x 3 3 Peer Valuation Comparison represent median values Note: EUR & CAD currencies converted to USD at spot rates on 3/12/21; N/M indicates multiples that are not meaningful because they are either based on a negative underlying value or exceed 100x 1 Adjusted to be net revenue; 2 CompoSecure’s multiples based on the midpoints of 2021E net revenue ($276mm - $296mm), 2022E net revenue ($336mm - $376mm), and 2022E Adj. EBITDA ($100mm - $110mm) ranges; 3 Not adjusted pro forma for NVIDIA’s acquisition of ARM announced on 9/13/2020, which is not certain to close and is currently subject of review / scrutiny by global antitrust regulators; 4 Metrics reflect median of peer set

66 66

Highly Seasoned and Experienced Management Team



Jon Wilk
Chief Executive Officer

25+ Years Industry Experience

Notable Experience

PayChoice BANK OF AMERICA
JPMorgan Chase & Co.



Tim Fitzsimmons
Chief Financial Officer

30+ Years Industry Experience

Notable Experience

TRG VANGUARD Coopers &Lybrand



Gregoire (Greg) Maes
Chief Operations Officer

25+ Years Industry Experience

Notable Experience

ABCorp Secure since 1795 IDEMIA augmented identity



Adam Lowe, PhD
Chief Innovation Officer

10+ Years Industry Experience

Notable Experience

SRC Cornell University Syracuse University



Stephen Luft
VP, Global Head of Sales

20+ Years Industry Experience

Notable Experience

OpSec Secure Enhance Protect



Lewis Rubovitz
VP, Global Strategy & Business Development

15+ Years Industry Experience

Notable Experience

AMERICAN EXPRESS REVLON BARD



Dori Skelding
VP, Marketing & Supply Chain

20+ Years Industry Experience

Notable Experience

VISA JPMorgan Chase & Co.

67

LLR Partners Overview

LLR Partners

- Philadelphia-based middle market financial sponsor that initially invested in CompoSecure in 2015 and will continue to be the company's largest shareholder post closing
- Since founded in 1999, has raised over $5bn across six progressively larger funds, closing most recent fund at $1.8bn in Oct. 2020
- 111 total investments since inception across technology, payments and other sectors; 41 active portfolio companies
- In addition to CompoSecure, LLR's experience in payments includes Celero Commerce (current), DaySmart Software (current), Midigator (current), Fleet One (realized), and Heartland (realized)
- In 2019, LLR made 8 new investments, completed 22 portfolio add-on acquisitions, exited 5 investments and undertook 1 IPO

Select Investments

CompoSecure | Heartland | YCHARTS | MIDIGATOR

celero accelerated commerce | PCS Retirement | eOriginal | Sterling Trading Tech

Ultimus Fund Solutions | princeton softech | DaySmart software | Fleet One

Mitchell Hollin



CompoSecure Board Member (since 2015)

Partner at LLR

- Partner at LLR Partners focusing on FinTech and Software; led LLR's investment in CompoSecure
- Previously, co-founded and served as Managing Director of Advanta Partners, a private equity firm focused on financial services
- Began his private equity career at Patricof & Co. Ventures (now known as Apax Partners)
- Other Current Investments: Celero Commerce, DaySmart Software, Midigator, PCS Retirement, Sterling Trading Tech, YCharts

Case Study: Heartland Payment Systems

- Mitchell Hollin led LLR's growth equity investment in Heartland Payment Systems in 2001
- As board member from 2001 - 2016, he helped lead Heartland through an IPO on the NYSE in 2005 at an implied TEV of $750mm+
- LLR realized a total MOIC of 8.4x over ~6 year hold period
- Following LLR's exit in 2007, Mitchell continued to serve as Heartland's lead director through the payments processor's $4.3bn merger with Global Payments (NYSE: GPN) in 2016
- Stayed on the board of GPN through its subsequent ~$22bn merger with TSYS in 2019 (NYSE: TSS)

Source: LLR Partners website and materials

68

Case Study: Forming and Scaling

FUSION-IO

Pioneers in Developing the PCIe Data Storage Market



Dr. Don Basile
Chairman (2006-2009), CEO (2008-2009), Seed Investor



Dixon Doll, Jr.
SVP, Sales & Corp. Development (2008-2009), Seed Investor

Leadership: Led company through Series B raising $66.5 million from leading investors including Dell, NEA and Lightspeed

Business Development: Secured three major OEM deals (HP, IBM, Dell) and initial commercial deals with key customers (Apple, Facebook) which became largest customers

Talent Acquisition: Recruited and retained top talent, including Steve Wozniak as CTO (Apple Co-Founder)

Globalization: Established operations in Europe and Asia

> "*I like the people and the product and said I would like some greater involvement.*"
> *- Steve Wozniak (on accepting CTO job at Fusion)*[1]

Select Investors Estimated Returns Summary



NEA
$686
$641
$45
$45
15.3x
MOIC
LIGHTSPEED VENTURE PARTNERS
$227
$205
$22
$22
10.5x
MOIC
Total Pre-IPO Investment[2]
Gross Cash Proceeds[3]

[1] Fortune Magazine, "The man who wooed Woz,", February 13, 2009
[2] NEA investments include Seed, Series A, B, C, and Conv. Notes (2007-2010); Lightspeed investments include Series B and C and Conv. Notes (2009-2010)
[3] Including Series B repurchase and post-IPO dispositions
Source: Public Filings, Capital IQ, Forbes

69

70 43 70 Convertible Notes Private Placement – Summary Terms Instrument: Exchangeable Senior Unsecured Notes Issuer: CompoSecure Holdings, L.L.C. Amount: $130 million Maturity: 5 years, NC - 3 customary provisional call right at 130% of conversion price (initially $14.95) Ranking: Senior Unsecured Notes Coupon: 7.0% cash Conversion Rights: $11.50 conversion price (up 15%)

71 71 Financial Summary Source: Company financials Note: Margins are calculated on Net revenues $mm 2018A 2019A 2020A Total Net Revenue $155 $243 $261 % YoY Growth 57% 7% COGS ($76) ($115) ($128) Gross Profit $79 $128 $133 % Margin 51% 53% 51% SG&A ($22) ($41) ($48) Operating Income $57 $87 $84 Net Income $52 $81 $78 (+) Interest Expense $5 $5 $6 (+) Adjustments $5 $12 $22 (+) D&A $8 $9 $10 Adj. EBITDA $69 $107 $116 % Margin 45% 44% 44% % YoY Growth 55% 8%

Adjusted EBITDA Reconciliation

	$mm	2018A	2019A	2020A
	Net Income	$52	$81	$78
	Interest Expense	5	5	6
	Depreciation and Amortization	8	9	10
	Unadjusted EBITDA	$65	$96	$94
1	ISO Litigation Costs	2	3	0
2	Non-Cash Stock Option Expense	1	1	2
3	Non-Recurring Transaction Costs	0	0	4
4	Board of Director Costs	0	0	0
5	Deferred compensation	0	0	0
6	Special Distribution	0	7	16
7	Out-of-Period	(0)	0	0
8	Expense Accruals	1	(1)	0
	Total EBITDA Adjustments	$5	$12	$22
	Adjusted EBITDA	$69	$107	$116

Source: Company financials

1. **ISO Litigation Costs**: Adds back nonrecurring expenses associated with the ISO litigation
2. **Non-Cash Stock Option Expense**: Non-cash stock option expenses related to the executive incentive plan
3. **Nonrecurring Transaction Costs**: Transaction related costs associated with prior transaction processes and paid to Merrill Communications, BDO USA, Edgar Dunn and Battelle
4. **Board of Director Costs**: Board of Directors fees, travel and related expenses associated with the Company's Board of Directors for board meetings
5. **Deferred Compensation**: Exclusion of deferred compensation expense as Management does not expect the plan to continue in its current form post-IPO
6. **Special Distribution**: Adjustment to add back special distributions to Class C unit holders that was expensed in 2019A and 2020A. The distributions are akin to equity distributions
7. **Out-of-Period Adjustments**: Includes an (i) insurance audit that presents historical insurance expense as though the audit assessments charged at the end of the insurance policy period were included in the monthly insurance expense as well as a (ii) a sales & use tax adjustment that reverses the December 2018 over-accrual for commercial activity sales tax in the state of Ohio in connection with the May 2015 LLR Acquisition
8. **Expense Accrual Adjustments**: Expense accrual adjustments reflecting the ISO Commissions Accrual, PTO Expense, DI Licensing Accrual, Price Concessions for Two Customers, a Customer Rebate and a Bonus Expense

72

73 46 73 Source: Company financials Note: Audits completed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the years ended December 31, 2018, 2019 and 2020 respectively. Balance Sheets ($mm) 2018A 2019A 2020A Assets Current Assets Cash & cash equivalents $ 3 $ 27 $ 13 Restricted cash 10 - - Accounts receivable, net 25 19 9 Inventories 12 18 30 Prepaid expenses and other Current assets 2 1 1 Total Current Assets 52 65 53 Property and equipment, net 29 30 28 Deposits and other assets 0 0 0 Total assets 82 96 81 Liabilities and Members' Equity Current Liabilities Accounts payable 3 3 2 Accrued expenses 28 15 15 Line of credit 18 - - Current portion of long - term debt 10 14 24 Total current liabilities 58 32 42 Long - term debt, net of deferred finance costs 57 117 212 Line of credit - - 20 Other liabilities 2 2 0 Total liabilities 117 151 274 Members' Equity (35) (56) (193) Total liabilities and members' equity 82 96 81

74 47 74 Statements of Operations Source: Company financials Note: Audits completed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the years ended December 31, 2018, 2019 and 2020 respectively. These figures reflect the Company’s historical legal structure as a pass - through entity for tax purposes that results in the Company historically not paying tax at the entity level. In the Proposed Transaction, the Company intends for CompoSecure Rollover Equity to be held in a traditional “UP - C” structure, and such equity holders will receive the benefits from a customary tax receivable agreement. ($mm) 2018A 2019A 2020A Revenue Net sales $155 $243 $261 Cost of sales 76 115 128 Gross Profit 79 128 133 Operating expenses Selling, general and administrative 22 41 49 Income from operations 57 87 84 Other expense Interest expense, net of interest income (5) (5) (5) Amortization of deferred financing costs (1) (1) (1) Net Income 52 81 78

Statements of Cash Flows

($mm)	2018A	2019A	2020A
Cash flows from operating activities			
Net income	**$ 52**	**$ 81**	**$ 78**
Adjustments to reconcile net income to net cash provided by operating activities			
Depreciation	8	9	10
Equity compensation expense	1	2	2
Inventory reserve	0	(0)	1
Amortization of deferred finance costs	1	1	1
Changes in assets and liabilities			
Accounts receivable	(20)	6	10
Inventories	(4)	(6)	(13)
Prepaid expenses and other assets	(1)	1	(0)
Other liabilities	(0)	0	(2)
Trade accounts payable	2	(0)	(0)
Accrued expenses	0	(13)	0
Net cash provided by operating activities	**39**	**81**	**87**
Cash flows from investing activities			
Acquisition of property and equipment	**(9)**	**(10)**	**(8)**
Net cash used in investing activties	**(9)**	**(10)**	**(8)**
Cash flows from financing activities			
Proceeds from line of credit	29	-	20
Payment of line of credit	(11)	(18)	-
Proceeds from term loan	-	76	118
Payment of term loan	(6)	(11)	(11)
B unit preference payment	(1)	-	-
B unit earnout distribution	(17)	-	-
Deferred finance costs related to debt origination	-	(1)	(3)
Distributions to members	(33)	(104)	(217)
Net cash used in financing activities	**(39)**	**(58)**	**(93)**
Net increase (decrease) cash, cash equivalents and restricted cash	**(9)**	**14**	**(13)**
Cash, cash equivalents and restricted cash, beginning of year	**22**	**13**	**27**
Cash, cash equivalents and restricted cash, end of year	**13**	**27**	**13**
Supplementary disclosure of cash flow information			
Cash paid during the year for interest	5	5	5

Source: Company financials

Note: Audits completed to PCAOB standards. Financial position has been derived from CompoSecure's consolidated financial statements for the years ended December 31, 2018, 2019 and 2020 respectively.

75

76 76 Source: Company financials Adjusted EBITDA Reconciliation 1 2 Non - Cash Stock Option Expense : Non - cash stock option expenses related to the executive incentive plan 3 Nonrecurring Transaction Costs : Transaction related costs associated with prior transaction processes and public readiness paid to KPMG, Morgan Lewis, Merrill Communications, BDO USA, Edgar Dunn, S&P and Battelle Special Distribution : Adjustment to add back special distributions to Class C unit holders that was expensed in Q 4 2020 A and Q 1 2020 A . The distributions are akin to equity distributions 1 2 3 $mm Q1 2021A Q4 2020A Q1 2020A Net Income $23 $3 $28 Interest Expense 3 3 1 Depreciation and Amortization 3 3 2 Unadjusted EBITDA $29 $9 $31 Non-Cash Stock Option Expense $0 $0 $0 Non-Recurring Transaction Costs $0 $1 $1 Special Distribution $0 $10 $3 Total EBITDA Adjustments $0 $11 $4 Adjusted EBITDA $29 $20 $35

77 77 Balance Sheets Source: Company financials Note:. Audits completed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the year ended December 31, 2020.. Q1 2021 financial statement is not audited. $mm Q1 2021A 2020A Assets Current Assets Cash and cash equivalents $5 $13 Accounts receivable, net 25 8 Inventories 31 30 Prepaid expenses and other current assets 2 2 Total current assets 63 53 Property and equipment , net 25 28 Right of use asset, net 6 0 Deposits and other assets 1 0 Total assets 95 81 Liabilities and Members' Deficit Current Liabilities Current portion of long-term debt 24 24 Current portion of lease liabilities 1 0 Accounts payable 5 2 Bonus payable 2 4 Accrued Expenses 9 12 Total current liabilities 41 42 Long-term debt, net of deferred finance costs 206 212 Lease liabilities 6 0 Line of credit 15 20 Total liabilities 268 274 Members' Deficit (173) (193) Total liabilities and members' deficit 95 81

78 78 Statements of Operations Source: Company financials Note: Financial information has been derived from CompoSecure’s unaudited consolidated financial statements for the periods ended March 31, 2021 and 2020. $mm Q1 2021A Q1 2020A Revenue Net sales $64 $80 Cost of sales 30 38 Gross profit 34 42 Operating Expenses Selling, general and administrative 8 13 Income from operations 26 29 Other expense Interest expense, net of interest income (3) (1) Amortization of deferred financing costs 0 0 Net income 23 28

79 79 Statements of Cash Flows Source: Company financials Note: Financial information has been derived from CompoSecure’s unaudited consolidated financial statements for the periods ended March 31, 2021 and 2020. $mm Q1 2021A Q1 2020A Cash flows from operating activities Net income $23 28 Adjustments to reconcile net income to net cash provided by operating activities Depreciation 3 2 Equity-based compensation expense 0 0 Amortization of deferred finance costs 0 0 Changes in assets and liabilities Accounts receivable (17) (7) Inventories (1) (2) Prepaid expenses and other assets 0 0 Deposits and other assets (1) 0 Right of use assets (6) 0 Accounts payable 2 6 Accrued expenses (4) (4) Lease Liabilities 7 0 Other liabilities 0 0 Net cash provided by operating activities 6 23 Cash flows From investing activities Acquisition of property and equipment 0 (5) Net cash used in investing activities 0 (5) Cash flows From financing activities Proceeds from line of credit 0 20 Payment of line of credit (5) 0 Payment of term loan (6) (4) Distributions to members (3) (25) Net cash used in financing activities (14) (9) Net (decrease) increase in cash and cash equivalents (8) 9 Cash and cash equivalents, beginning of period 13 27 Cash and cash equivalents, end of period 5 36 Supplementary disclosure of cash flow information Cash paid for interest expense 3 1

Trading Comparables – Group

($bn)	Firm value	Revenue growth CY21E	Revenue growth CY22E	Revenue CAGR CY21E - CY25E	Gross margin CY22E	Adj. EBITDA margin CY22E	EV / Revenue CY21E	EV / Revenue CY22E	EV / Adj. EBITDA CY22E
CompoSecure[1,2]	$1.2	10%	24%	53%	52%	29%	4x	3x	11x
Crypto and Crypto-related									
NVIDIA[3]	$323.0	33%	12%	N/A	63%	48%	15x	13x	28x
PayPal	292.0	20%	21%	N/A	N/A	30%	11x	9x	32x
shopify	139.6	38%	35%	N/A	53%	13%	34x	26x	N/M
Square[1]	117.3	49%	30%	N/A	31%	7%	27x	21x	N/M
bakkt[1]	3.3	N/A	307%	75%	N/A	(10%)	61x	15x	N/M
Median		**36%**	**30%**	**N/A**	**53%**	**13%**	**27x**	**15x**	**30x**
FinTech / Payments									
adyen	$68.3	41%	39%	N/A	N/A	62%	59x	43x	68x
nuvei	9.2	54%	18%	N/A	81%	43%	16x	13x	31x
Shift4 Payments[1]	8.3	41%	22%	N/A	61%	39%	18x	15x	38x
REPAY	2.5	19%	16%	N/A	75%	44%	13x	12x	26x
Median		**41%**	**20%**	**N/A**	**75%**	**44%**	**17x**	**14x**	**35x**

Source: FactSet as 3/12/21, company guidance

Note: Presented in descending order based on Firm values; EUR & CAD currencies converted to USD at spot rates on 3/12/21; N/M indicates multiples that are not meaningful because they are either based on a negative underlying value or exceed 100x

[1] Adjusted to be net revenue. EBITDA margins calculated based on net revenues as well; [2] CompoSecure growth rates, margins, CAGR are based on mid-points of the 2021E Net revenue ($276mm - $296mm), 2022E Net revenue ($336mm - $376mm) and 2022E Adj. EBITDA ($100mm - $110mm) ranges. Multiples are derived from the mid-points of these ranges as well; [3] Not adjusted pro forma for NVIDIA's acquisition of ARM announced on 9/13/2020, which is not certain to close and is currently subject of review / scrutiny by global antitrust regulators

80

Trading Comparables – Metal Card Payment Solutions

($bn)	Firm value	Revenue growth CY21E	Revenue growth CY22E	Revenue CAGR CY21E - CY25E	Gross margin CY22E	Adj. EBITDA margin CY22E	EV / Revenue CY21E	EV / Revenue CY22E	EV / Adj. EBITDA CY22E
CompoSecure[1,2] *Metal Card Payment Solutions*	$1.2	7%	15%	16%	50%[3]	43%	-	-	-
High-growth Industrial Tech									
solaredge	$15.3	25%	23%	N/A	34%	19%	8x	7x	36x
COGNEX	13.9	18%	13%	N/A	76%	35%	14x	13x	37x
UNIVERSAL DISPLAY CORPORATION	9.8	29%	24%	N/A	79%	50%	18x	14x	29x
shoals technologies group	6.2	33%	53%	N/A	41%	35%	27x	17x	49x
Median		**27%**	**24%**	**N/A**	**59%**	**35%**	**16x**	**14x**	**36x**
Other select high-quality Industrial Tech									
ROPER	$50.4	14%	4%	N/A	63%	39%	8x	8x	20x
TRANSDIGM GROUP INC.	51.1	(1%)	13%	N/A	55%	47%	10x	9x	19x
ZEBRA	27.0	14%	4%	N/A	47%	23%	5x	5x	22x
DOLBY	9.4	8%	7%	N/A	89%	41%	7x	7x	17x
mercury	4.0	18%	13%	N/A	45%	22%	4x	3x	16x
Median		**14%**	**7%**	**N/A**	**55%**	**39%**	**7x**	**7x**	**19x**

Source: FactSet as 3/12/21, company guidance

Note: Presented in descending order based on Firm values; N/M indicates multiples that are not meaningful because they are either based on a negative underlying value or exceed 100x

[1] Adjusted to be net revenue. EBITDA margins calculated based on net revenues as well; [2] CompoSecure growth rates, margins, CAGR are based on mid-points of the 2021E Net revenue ($276mm - $296mm), 2022E Net revenue ($336mm - $376mm) and 2022E Adj. EBITDA ($100mm - $110mm) ranges. Multiples are derived from the mid-points of these ranges as well; [3] Represents CY20A gross margin

81

82 82 Risk Factors The COVID - 19 pandemic has had a negative impact on our business and, if the pandemic continues or worsens, these impacts could be amplified and have a material adverse effect on our business, financial condition and results of operations. We may not be able to sustain our revenue growth rate in the future. We may fail to retain existing customers, including American Express and JPMorgan Chase which constituted 40% and 33%, respectively, of our total net revenue for the year ended December 31, 2020, or attract new customers. Data and security breaches could compromise our systems and confidential information, cause reputational and financial damage, and increase risks of litigation. We may be subject to system outages, data loss or other interruptions affecting our operations. We may be adversely affected by disruptions at our primary production facilities. We may have disruptions in our operations or supply chain. Cryptocurrency wallet storage systems, like Arculus, are subject to potential illegal misuse, risks related to a loss of funds due to cryptocurrency theft, security and cybersecurity risks, and system failures. We have limited experience in the Arculus ecosystem. We cannot be certain that our new offerings such as Arculus will be able to generate revenues that we project, or at all. Regulatory changes or actions may restrict the use of Arculus or cryptocurrencies or subject us to additional regulation and oversight in a manner that adversely affects our business. We may be unable to safeguard against misappropriation or infringement of our intellectual property. We may not be able to recruit, retain and develop qualified personnel. We may be unable to develop and introduce new products and services in a timely manner. If we fail to comply with the standards of the PCI Security Standards Council or other industry standards such as Payment Networks certification standards, our designation as a registered service provider could be suspended or terminated and our customers could terminate their agreements with us and refuse to do business with us. Our business is dependent on consumer and business spending. Our international sales subject us to additional risks. We have a substantial amount of indebtedness, which may limit our operating flexibility. The lenders under our credit facility could elect to accelerate payments due and terminate all commitments to extend further credit upon an event of default.

83 5 83 Cryptocurrency Basics Source: Goldman Sachs, Global Macro Research, Top of the Mind, Crypto: A New Asset Class? (May 2021) Joining Network & Buying Bitcoin Transacting in Bitcoin Verifying Bitcoin Transactions Joining Network & Buying Bitcoin

84 5 84 Cryptocurrency Summary There are several key characteristics that differentiate cryptocurrency and fiat currencies Cryptocurrencies Fiat Currencies Benefits 1. Non - Dilutable Asset – Inflation Immune 2. Enables Global Exchanges without Middlemen 3. Enables Smart Contracts 4. Creates Immutable Ledger of Transactions Source: www.thebitcamp.com/blog/cryptocurrency - expalined

85 85 THANK YOU